UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 28, 2022

Fortress Transportation and Infrastructure Investors LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37386	32-0434238
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 45th Floor, New York, New York 10105
(Address of Principal Executive Offices) (Zip Code)

(212) 798-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbol:	Name of each exchange on which registered
Class A Common shares, $0.01 par value per share	FTAI	The Nasdaq Global Select Market
8.25% Fixed-to-Floating Rate Series A Cumulative Perpetual Redeemable Preferred Shares	FTAIP	The Nasdaq Global Select Market
8.00% Fixed-to-Floating Rate Series A Cumulative Perpetual Redeemable Preferred Shares	FTAIO	The Nasdaq Global Select Market
8.25% Fixed Rate Reset Series C Cumulative Perpetual Redeemable Preferred Shares	FTAIN	The Nasdaq Global Select Market

Item 2.02.	Results of Operations and Financial Condition.

On April 28, 2022, Fortress Transportation and Infrastructure Investors LLC (“FTAI” or the “Company”) issued a press release announcing the Company’s results for its fiscal quarter ended March 31, 2022. A copy of the Company’s press release is attached to this Current Report on Form 8-K (the “Current Report”) as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure.

This Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly set forth as being incorporated by reference into such filing.

Item 8.01.	Other Events.

FTAI Infrastructure has confidentially filed a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the planned spin-off. The spin-off is subject to certain conditions, such as the SEC declaring effective FTAI Infrastructure’s registration statement, the approval of an application to list FTAI Infrastructure’s common stock on Nasdaq and the formal declaration of the distribution by the Board of Directors.  Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor to the Company in connection with the spin-off transaction.  In evaluating the spin-off, a special committee comprised solely of independent and disinterested members of FTAI’s Board of Directors was advised by Fried, Frank, Harris, Shriver & Jacobson LLP as outside legal counsel and was also advised by Houlihan Lokey regarding certain matters relating to the spin-off.

The infrastructure business will be spun out in an entity taxed as a corporation for U.S. federal income tax purposes and will hold, among other things, FTAI’s (i) Jefferson Terminal business, a multi-modal crude oil and refined products terminal in Beaumont, Texas, (ii) Repauno business, a deep-water port located along the Delaware River with an underground storage cavern and multiple industrial development opportunities, (iii) Long Ridge investment, an equity method investment in a multi-modal terminal located along the Ohio River with multiple industrial development opportunities, including a power plant in operation, and (iv) Transtar business, five freight railroads and one switching company that provide rail service to certain manufacturing and production facilities.  FTAI Infrastructure will retain all related project-level debt of those entities. In connection with the closing of the spin-off, FTAI Infrastructure intends to issue up to $300.0 million of preferred stock and warrants and incur up to $500.0 million of senior secured indebtedness, the net proceeds of which will be remitted to FTAI as part of the separation. FTAI expects to use the proceeds received from FTAI Infrastructure to repay all outstanding borrowings under its 2021 bridge loans and its revolving credit facility with the remaining proceeds to repay a portion of its 6.50% senior unsecured notes due 2025. FTAI expects to retain the aviation business and certain other assets and FTAI’s remaining outstanding corporate indebtedness.

FTAI Infrastructure will be externally managed by FIG LLC, an affiliate of Fortress Investment Group LLC and FTAI’s manager (the “Manager”). In connection with the spin-off, the Company and FIG LLC have agreed to assign the Company’s existing management agreement to FTAI Infrastructure, and FTAI Infrastructure and the Manager have agreed to amend and restate the agreement effective upon on the closing of the spin. The amended and restated management agreement will have an initial term of six years.  Similar to the Company’s existing management arrangements, the Manager will be entitled to a management fee, incentive allocations (comprised of income incentive allocation and capital gains incentive allocation) and reimbursement of certain expenses on substantially similar terms as the existing arrangements with the Manager, except that all fees will be paid pursuant to the amended and restated management agreement rather than by one of FTAI Infrastructure’s subsidiaries.

FTAI and certain of its subsidiaries will enter into a new management agreement with the Manager.  The new management agreement will have an initial term of six years. The Manager will be entitled to a management fee and reimbursement of certain expenses on substantially similar terms as the existing arrangements with the Manager. Prior to the merger described below, our Manager will remain entitled to incentive allocations (comprised of income incentive allocation and capital gains incentive allocation) on the same terms as they exist today. Following the merger, FTAI will enter into a Services and Profit Sharing Agreement (the “Services Agreement”), with a subsidiary of FTAI and Fortress Worldwide Transportation and Infrastructure Master GP LLC (“Master GP”), pursuant to which Master GP will be entitled to incentive allocations on substantially similar terms as the existing arrangements.

Joseph P. Adams, Jr. will remain the Chairman and Chief Executive Officer of FTAI and, upon completion of the spin-off, Eun (Angela) Nam, FTAI’s Chief Accounting Officer, will also become the Chief Financial Officer of FTAI.  Kenneth J. Nicholson, a member of FTAI’s Board of Directors, will serve as Chief Executive Officer and President of FTAI Infrastructure and Scott Christopher, FTAI’s current Chief Financial Officer, will serve as Chief Financial Officer, Chief Accounting Officer and Treasurer of FTAI Infrastructure.

Following the completion of the spin-off, FTAI plans to pursue a merger transaction pursuant to which it will become a wholly owned subsidiary of a company organized under the laws of the Cayman Islands.  This merger transaction will be subject to FTAI approval by holders of FTAI’s common shares.

We expect the spin-off to be completed in the second quarter of 2022. However, there can be no assurance that the spin-off will be completed as anticipated or at all. Failure to complete the spin-off could negatively affect the price of the Company’s common shares.

In addition, the spin-off may not have the full or any strategic and financial benefits that we expect, or such benefits may be delayed or may not materialize at all. The anticipated benefits of the spin-off are based on a number of assumptions, which may prove incorrect. For example, the Company believes that having two independent companies with distinct investment profiles will maximize the strategic focus and financial flexibility of each company to grow and return capital to stockholders.  In the event that the spin-off does not have these or other expected benefits, the costs associated with the transaction could have a negative effect on FTAI’s financial condition and ability to make distributions to the shareholders of each company

Certain statements in this Current Report may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, the Company’s ability to file the FTAI Infrastructure Form 10, to successfully complete the spin-off of FTAI Infrastructure in the second quarter 2022 and enter into the various different agreements and related transactions in connection with the spin-off, the ability to launch and complete the potential financings in connection with the spin-off and the ability to realize the expected benefits of the spin-off.  These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond the Company’s control. The Company can give no assurance that its expectations will be attained and such differences may be material. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available on the Company’s website (www.ftandi.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. This release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Press release, dated April 28, 2022, issued by Fortress Transportation and Infrastructure Investors LLC
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC

By:	/s/ Eun Nam
Name:	Eun Nam
Title:	Chief Accounting Officer

Date: April 28, 2022